ADEPT
TECHNOLOGY, INC.


                                December 13, 2002




Gregory W. Holcomb
c/o Chad Industries, Inc.
650 West Freedom Avenue
Orange, California  92865

     Re: Agreement and Plan of Merger dated as of June 27, 2001 (the "Merger Agreement") by and among Adept Technology, Inc. ("Adept"), Chad Industries, Inc. ("Chad"), Adept CH Acquisition, Inc., Gregory W. Holcomb ("Shareholder Agent"), Holcomb Family Trust ("Holder") and for the purposes of Article VII only, Chase Manhattan Bank and Trust Company, N.A. ("Escrow Agent").

     Pursuant to the Merger Agreement, Chad became a wholly-owned subsidiary of Adept on October 9, 2001 and Holder, as the sole shareholder of Chad, became entitled to receive the Exchange Consideration set forth in the Merger Agreement, a portion of which was evidenced by that certain Promissory Note, dated as of October 9, 2001, payable by Adept to Holder in the principal amount of $1,500,000 (the "Second Anniversary Note"). The parties now desire to amend the Second Anniversary Note and release to Adept the Escrow Fund currently held by the Escrow Agent pursuant to the Merger Agreement, upon the terms and conditions set forth herein. Section 5 of the Second Anniversary Note permits amendment of any provision of the Second Anniversary Note with the written consent of Adept and the Holder. Accordingly, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

     1. Section 1(a) of the Second Anniversary Note is amended and restated to read as follows:





            Mailing Address: 3011 Triad Drive * Livermore, CA 94550 *
                      (925) 245-3400 * (925) 960-0452 Fax
        Corporate Headquarters: 150 Rose Orchard Way * San Jose, CA 95134
                                  www.adept.com

         (a) All outstanding principal of and accrued but unpaid interest on this Second Anniversary Note shall be paid in full [after January 1, 2003 on such date that is mutually agreed upon in writing by Adept and Holder but in no event later than Maturity]. This Second Anniversary Note may be paid by Adept prior to Maturity without any fee or penalty.

     2. Section 3 of the Second Anniversary Note is deleted in its entirety and Holder agrees to release and forever disclaim any and all security interest that Holder now has in the Escrow Amount or the Escrow Fund.

     3. The Escrow Amount, and any unpaid interest that has accrued thereon, currently held by the Escrow Agent shall be immediately released to Adept and the duties and obligations of the Escrow Agent under Article VII of the Merger Agreement shall terminate effective upon the successful transfer of the entire Escrow Amount to Adept as per Adept's instructions to be provided separately.

     4. The Maturity date of the Second Anniversary Note is accelerated to January 31, 2003. However, at the Holder's option the Maturity Date may be extended to April 10, 2003.

     5. All other provisions of the Second Anniversary Note not specifically amended by this Amendment shall remain in full force and effect.

     6. All capitalized terms used but not defined herein shall have the meanings set forth for such terms in the Merger Agreement or Second Anniversary Note, as applicable.

     7. The agreements contained in this letter will be binding upon any successors or assignee or Adept or Holder, respectively.

     Please sign the enclosed duplicate copy of this letter where indicated below and return to Adept Technology, Inc. at your earliest convenience.



                                            Very Truly Yours,

                                            Adept Technology, Inc.



                                            /s/ Brian R. Carlisle
                                            ------------------------------------
                                            Brian R. Carlisle
                                            Chairman and Chief Executive Officer






            Mailing Address: 3011 Triad Drive * Livermore, CA 94550 *
                      (925) 245-3400 * (925) 960-0452 Fax
        Corporate Headquarters: 150 Rose Orchard Way * San Jose, CA 95134
                                  www.adept.com

Acknowledged and Agreed as of December 13, 2002


/s/ Gregory W. Holcomb
---------------------------------
Gregory W. Holcomb


HOLCOMB FAMILY TRUST

/s/ Gregory W. Holcomb
---------------------------------
By:      Gregory W. Holcomb
Its:     Trustee


CHASE MANHATTAN BANK AND
TRUST COMPANY, N.A.


---------------------------------
By:
Its:



            Mailing Address: 3011 Triad Drive * Livermore, CA 94550 *
                      (925) 245-3400 * (925) 960-0452 Fax
        Corporate Headquarters: 150 Rose Orchard Way * San Jose, CA 95134
                                  www.adept.com